EQUITY OPTION AGREEMENT
                             -----------------------

         This Equity Option Agreement (this "Agreement"), dated as of August 24, 1999, is made and entered into by and among AH Battery Park Member, LLC, an Ohio limited liability company (the "Member"), AH Battery Park Owner, LLC, an Ohio limited liability company (the "Owner", and together with the Member shall be individually referred to as an "Owner Related Entity" and shall be collectively referred to as the "Owner Related Entities"), and Brookdale Living Communities of New York-BPC, Inc., a Delaware corporation ("Brookdale").


                                    RECITALS
                                    --------

         WHEREAS, the Member was formed on or about September of 1998 by the filing and recording of the Member's Articles of Organization in the Office of the Secretary of State of the State of Ohio, pursuant to an Operating Agreement dated as of September 16, 1998 and amended and restated pursuant to an Amended and Restated Operating Agreement dated as of June 19, 1999 (as so amended and restated, and as it may be further amended from time to time with the consent of Brookdale, the "Member Operating Agreement");

         WHEREAS, the Member is the sole member and manager of, and owns one hundred percent (100%) of the membership interests (the "Membership Interests") in, the Owner;

         WHEREAS, the Owner was formed on or about September of 1998 by the filing and recording of the Owner's Articles of Organization in the Office of the Secretary of State of the State of Ohio, pursuant to an Operating Agreement dated as of September 16, 1998 and amended and restated pursuant to an Amended and Restated Operating Agreement dated as of June 19, 1999 (as so amended and restated, and as it may be further amended from time to time with the consent of Brookdale, the "Owner Operating Agreement");

         WHEREAS,   the  Owner  intends  to  develop  a  senior  congregate  and non-licensed assisted living facility in Battery Park City, New York, (the "Project");

         WHEREAS, Key Corporate Capital, Inc., Fleet National Bank and European American Bank (collectively, the "Senior Lender"), have agreed to make a loan (the "Senior Loan") to the Owner up to the sum of $49,125,000to fund a portion of the costs of the Project pursuant to (i) that certain Building Loan Agreement of even date herewith (as it may be amended from time to time with the consent of Brookdale, the "Senior Loan Agreement") between the Owner and the Senior Lender and (ii) the other "Loan Documents" (as such term is defined in the Senior Loan Agreement; as the same may be amended from time to time with the consent of Brookdale, collectively with Senior Loan Agreement, the "Senior Loan Documents");

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         WHEREAS,  Banc One Capital Partners IV, Ltd., an Ohio limited liability company (the "Subordinate Lender"), has agreed to loan (the "Subordinate Loan") to the Member an amount up to the sum of $13,674,590.00, which the Member has or will contribute as equity to the Owner to fund a portion of the costs of the Project, pursuant to (i) that certain Promissory Note of even date herewith (as it may be amended from time to time with the consent of Brookdale, the "Subordinate Note") from to the Member to the Subordinate Lender; (ii) the other loan documents related to and/or securing the Subordinate Note; as the same may be amended from time to time with the consent of Brookdale, collectively with
the  Subordinate  Note,  the  "Subordinate  Loan  Documents")(the   Senior  Loan
Documents and the Subordinate Loan Documents shall be collectively referred to as the "Loan Documents");

         WHEREAS Brookdale is the developer of the Project pursuant to that certain Amended and Restated Development Agreement dated as of August 24, 1999 (as it may be amended from time to time, the "Development Agreement") between the Owner and Brookdale and, upon substantial completion of the Project, will be the manager of the Project pursuant to a Management Agreement of even date herewith (as it may be amended from time to time, the "Management Agreement") between the Owner and Brookdale; and

         WHEREAS, the Member is willing to grant an option to Brookdale to purchase the Membership Interests upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Related Entities and Brookdale hereby agree as follows:

1. The Option. The Member hereby grants an irrevocable option (the "Option") to Brookdale (or its nominee) to purchase the Membership Interests at the Purchase Price (as defined in Section 2 hereof) in accordance with the terms of this Agreement. The Option shall terminate and expire on the date (the "Option Termination Date") that is thirty
         (30) days after the stated maturity date of the Senior Loan, as it may be extended.

2.       Purchase  Price.  The  purchase  price (the  "Purchase  Price") for the
         Membership Interests shall be an amount equal to the outstanding balance under the Subordinate Loan, minus the aggregate amount of any distributions made by the Owner to the Member.

3. Exercise of the Option. Brookdale may exercise the Option by giving the Member, the Subordinate Lender, and the Escrow Agent (as defined in
         Section 12 hereof) at least five (5) days' prior written notice (the "Option Notice") at any time prior to the Option Termination Date. The Option Notice shall specify the date (the "Closing Date") of the exercise of the Option, which shall also be the date of the repayment in full by Member of the Subordinate Loan, and in any case shall not be later than the Option Termination Date. If Brookdale exercises the Option prior to the Option Termination Date but fails to close prior to the Option Termination Date due to no fault of any Owner Related Entities, then the Option shall terminate and Brookdale's rights shall cease and be null and void. The Member hereby appoints Brookdale as its true and lawful attorney-in-fact for purposes of giving notice of optional prepayment of the Subordinate Note, which appointment as attorney-in-fact is irrevocable and is coupled with an interest.

4.       Closing.
         --------

         a. Upon receipt of the Option Notice, the Member and Brookdale shall schedule a closing (the "Closing") to occur on the Closing Date at the Chicago, Illinois offices of counsel to Brookdale. The Member and Brookdale shall each be solely responsible for its own costs incurred in connection with the Closing; provided, however, that Brookdale shall pay, or reimburse the Member for, all reasonable legal fees and expenses of the Member incurred in connection with the Closing in an amount not to exceed $2,500 when aggregated with all other legal fees and expenses paid or reimbursed by Brookdale pursuant to Section 7(c) of the Property Option Agreement of even date herewith (as it may be amended from time to time, the "Property Option Agreement") among the Member, the Owner and Brookdale.

         b. Contemporaneously with the execution and delivery of this Agreement, the Member is delivering to the Escrow Agent an Assignment and Acceptance Agreement in the form of Exhibit A attached hereto (the "Assignment" and together with any other documents and instruments delivered pursuant to Section 4(c) below, the "Assignment Documents"), undated, but otherwise duly executed by the Member.

         c. At the Closing, the Escrow Agent shall, in accordance with the escrow instructions set forth in Section 12 hereof, deliver the Purchase Price to, or as directed by, the Member, and the Assignment to Brookdale (or its nominee), and the Member shall deliver to Brookdale (or its nominee) the following items:

                i. original executed copies (or if unavailable, certified copies) of the Member's and Owner's Articles of Organization, the Member Operating Agreement, the Owner Operating Agreement, all certified by an appropriate officer of the relevant Owner Related Entity as of the Closing Date, as being true, correct, complete and unamended or if amended with the consent of Brookdale, certified to such effect) and in full force and effect as of such date;

                ii. a certificate of an appropriate officer of each Owner Related Entity, dated the Closing Date, certifying that the representations and warranties of such Owner Related Entity set forth in the applicable Section of this Agreement are true, correct and complete as of the Closing Date as though made by such Owner Related Entity on the Closing Date;

                iii.     the books and records of each Owner Related Entity;

                iv. such other documents and instruments of transfer as are necessary to complete the transfer of the Membership Interests; and

                v. evidence that the Subordinate Loan will be repaid with the Purchase Price.

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

         d. The representations and warranties made by the Owner Related Entities as of the Closing Date shall survive the Closing.

         e. Prior to the Closing, Brookdale may conduct Uniform Commercial Code, tax lien, pending suit and judgment and any other appropriate searches (collectively, the "Searches") against each of the Owner Related Entities and the Project to confirm that no liens and/or security interests have been created by any Owner Related Entities (or their creditors) except those in favor of Senior Lender or Subordinate Lender or those consented to by, or requested or permitted by, Brookdale or its affiliates (an "Unpermitted Exception"). If said Searches reveal any such Unpermitted Exception, then the Owner Related Entities shall cause such Unpermitted Exception to be released of record at its sole cost and expense.

5.       Grant of Security Interest.
         ---------------------------

         a. To secure the performance by the Owner Related Entities of their respective obligations hereunder and the repayment of any and all indebtedness and other liabilities arising from any breach by any of the Owner Related Entities of its obligations hereunder the Property Option Agreement, the Management Agreement or the Development Agreement (collectively, the "Brookdale Documents") the Member hereby grants to Brookdale a continuing security interest in the Membership Interests and all proceeds thereof, including, without limitation, the right to receive any and all payments or distributions of any and every kind whatsoever, whether in cash, property or otherwise, at any time made, owing or payable with respect to the Membership
                Interests, together with all applicable rights, powers and privileges of the Member as the sole member and manager of the Owner pursuant to the Owner Operating Agreement (all of the foregoing being hereinafter collectively referred to as the "Collateral".

         b. The Member does hereby irrevocably constitute and appoint Brookdale its true and lawful attorney-in-fact, with full power of substitution, for the Member and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable with respect to the Collateral, with full power to settle, adjust or compromise any claim thereunder as fully as the Member could do, and to endorse or sign the name of the Member on all items, instruments and commercial paper given in payment or in part payment thereof, and all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Member, or otherwise, which Brookdale may deem necessary or appropriate to perfect Brookdale's security interest in or collect or otherwise realize upon any and all of the Collateral, or effect a transfer thereof pursuant to the Member Operating Agreement, the Owner Operating Agreement or this Agreement, or which may be necessary or appropriate to protect and preserve the right, title and interest of Brookdale in and to the Collateral and the security intended to be afforded hereby.

         c. Without limiting the foregoing, the Member agrees that it will, upon request of Brookdale, execute and deliver such further documents and instruments (including, without limitation, Uniform Commercial Code Financing Statements) and do and perform such other acts and things (including, without limitation, obtaining such consents hereto, and giving such notices hereof, as Brookdale may reasonably request from time to time) as Brookdale may deem necessary or appropriate to more effectively vest in and secure to Brookdale the Collateral or other rights or interests due or hereafter to become due.

         d. Upon the occurrence and continuance of default of any of the Owner Related Entities under any of the Brookdale Documents, in addition to the rights and remedies Brookdale may have hereunder, it shall have all the rights and remedies of a secured party under applicable law with respect to the Collateral. All costs and expenses of any kind whatsoever, of collection and enforcement of the obligations secured hereby or any rights or remedies hereunder (including without limitation, all costs of disposing of the Collateral, together with court costs and reasonable attorneys' fees), or incurred in realizing upon the Collateral or in enforcing this Agreement, shall be deemed to be additional obligations secured hereby, and may be deducted and retained by Brookdale from the proceeds of disposition of the Collateral and applied to the payment and satisfaction of such costs and expenses.

         e. The security interest of Brookdale in the Collateral shall terminate upon the earlier of the Closing or the Option Termination Date, and upon such termination, Brookdale shall promptly deliver to the Member the appropriate Uniform Commercial Code termination statements.

6. Member Representations. The Member represents and warrants to Brookdale as follows as of the date hereof and as of the Closing Date:

         a. The Member is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to execute, deliver and perform its obligations under this
                Agreement and the Assignment Documents and to own and operate its property and to carry on its business as now conducted. The Member is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Member.

         b. The execution, delivery and performance of this Agreement and the Assignment Documents by the Member have been duly authorized by all necessary organizational action, and this Agreement is the legal, valid and binding obligation of the Member, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally.

         c. The execution, delivery and performance by the Member of this Agreement and the Assignment Documents do not contravene the terms of the Member's Articles of Organization or the Member Operating Agreement, true, correct and complete copies of which have been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been duly obtained.

         d. The Membership Interests constitute all of the membership interests in the Owner, and the Member owns the Membership Interests, free of any liens, claims or encumbrances, other than the security interest created pursuant to this Agreement and the interest of Brookdale created pursuant to the Member Operating Agreement.

         e. There is no litigation or other proceeding pending against the Member which could have a material adverse effect on the Member's ability to consummate the transactions contemplated by this Agreement and the Assignment Documents.

         f. The Member is the sole member and manager of the Owner other than Brookdale's special management rights created pursuant to the Member Operating Agreement. . The Member's sole place of business is located at its address set forth in the notice section of this Agreement.

         g. The Membership Interests are not represented by any certificates and/or similar instruments, and the Membership Operating Agreement contains a description of the rights of Brookdale pursuant to this Agreement.

         h. There is no litigation or other proceeding pending against the Member which could have a material adverse effect on the Member's ability to consummate the transactions contemplated by the Property Option Agreement and as of the Closing Date, if applicable, the Assignment (as defined therein).

         i. All of the representations and warranties of the Member set forth in the Subordinate Loan Documents are true and correct as though such representations and warranties were set forth herein for Brookdale's benefit.

         j. All of the representations and warranties of the Member set forth in the Property Option Agreement are true and correct.

         k.     The  Member  has  no  outstanding  liabilities,   contingent  or
                otherwise, other than, as of the date hereof, (i) the indebtedness evidenced by the Subordinated Notes and (ii) liabilities for which Brookdale or the Subordinate Lender (or any one or more of their affiliates) is liable to the Member.

7. Owner Representations. The Owner represents and warrants to Brookdale as follows as of the date hereof and as of the Closing Date:

         a. The Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to own and operate its property and to carry on its business as now conducted. The Owner is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Owner.

         b. The execution and delivery of this Agreement and the performance by the Owner of its obligations hereunder have been duly authorized by all necessary organizational action, and this Agreement is the legal, valid and binding obligation of the Owner, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally.

         c. The execution and delivery of this Agreement and the performance by the Owner of its obligations hereunder do not contravene the terms of the Ownership Operating Agreement, a true, correct and complete copy of which has been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been duly obtained

         d. There is no litigation or other proceeding pending against the Owner which could have a material adverse effect on the Owner's ability to consummate the transactions contemplated by the Property Option Agreement and as of the Closing Date, if applicable, the Property Conveyance Documents (as defined in the Property Option Agreement).

         e. All of the representations and warranties made on behalf of the Owner relating to Owner (as opposed to the Project) set forth in the Senior Loan Documents are true and correct as though such representations and warranties were set forth herein for Brookdale's benefit.

         f. All of the representations and warranties of the Owner set forth in the Property Option Agreement are true and correct.

         g. The Owner has no outstanding liabilities, contingent or otherwise, other than those incurred under or permitted by the Senior Loan Documents, the Management Agreement and the Development Agreement.

8. Member Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the
         Member:

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

         a.     Shall  preserve  and  maintain  its  legal  existence,   rights,
                franchises and privileges in the State of Ohio, and shall qualify and remain qualified in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its property.

         b. Shall at all times observe and comply with the provisions of its Articles of Organization as in effect on the date hereof.

         c. Shall not amend the Member's Articles of Organization or the Member Operating Agreement and shall at all times observe and comply with the provisions thereof.

         d. Shall not cause or permit the dissolution of the Member or the Owner.

         e. Shall not permit the issuance of any member's interests (or any other interests) in the Owner in addition to the Membership Interests.

         f. Shall continue to own the Membership Interests (which shall continue to constitute 100% of the membership interests in the Owner), free of any liens, claims or encumbrances, other than the security interest created by this Agreement and the interest of Brookdale created pursuant to the Member Operating Agreement.

         g. Shall not file a voluntary petition in bankruptcy and shall use its best efforts to contest any involuntary petition filed against it.

         h. Shall not permit or accept any distributions by the Owner or Member.

         i. Shall give Brookdale at least thirty (30) days' prior written notice of any change in its place of business.

         j.     Shall  not  take  any  actions  that  might   adversely   affect
                Brookdale's rights under, or be inconsistent with the terms of, this Agreement.

9. Owner Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the
         Owner:

         a. Shall not amend the Articles of Organization or amend or consent to the amendment of the Owner Operating Agreement, and shall at all times observe and comply with the provisions thereof.

         b. Shall not amend, or request any waiver of any provision of, the Senior Loan Agreement and/or Senior Loan Documents.

         c.     Shall not permit any distributions by the Owner to Member.

         d. Shall give Brookdale at least thirty (30) days' prior written notice of any change in its place of business.

         e.     Shall  comply  with all of the  covenants  applicable  to it set forth in the Senior Loan Documents (except for those responsibilities delegated to Brookdale pursuant to the Development Agreement or the Management Agreement) and shall promptly deliver to Brookdale copies of all financial statements, reports, notices, certificates or other writings delivered to, or received from, the Senior Lender pursuant thereto.

         f. Shall not incur any liabilities or obligations, contingent or otherwise, except expenses incurred in the ordinary course of administering its business or those that are incurred under or are necessary to comply or are permitted by with the provisions of the Senior Loan Documents, and shall not enter into any agreement or contract, whether oral or written, except this Agreement, the Property Option Agreement, the Intercreditor Agreement, the Senior Loan Documents to which it is a party, the Development Agreement and the Management Agreement, and agreements entered into in the ordinary course of administering its business, which are terminable without penalty with no more than thirty (30) days prior written notice.

         g. Shall continue to own the Property (as defined in the Property Option Agreement), free of any liens, claims, or encumbrances, other than Permitted Exceptions (as defined in the Property Option Agreement).

         h. Shall not take any actions that might adversely affect Brookdale's rights under, or be inconsistent with the terms of, this Agreement other than as may be required by the Senior Loan Documents.

10. Defaults. A "Default" shall mean the occurrence of one or more of the following described events:

         a. A material breach by any Owner Related Entity of any of the representations and warranties contained herein.

         b. Any Owner Related Entity defaults in the performance or observation of any covenant of such Owner Related Entity contained in this Agreement and such default shall continue without cure for fifteen (15) days after notice thereof by Brookdale to such Owner Related Entity and the Subordinate Lender.

         c. An "Event of Default" (as defined in the Subordinate Note) occurs, which "Event of Default" has not been caused, directly or indirectly, by Brookdale.

         d. An "Event of Default" (as defined in the Senior Loan Documents) occurs, which "Event of Default" has not been caused, directly or indirectly, by Brookdale.

         e. An "Event of Default" (as defined in the Development Agreement) by the Owner occurs.

         f. An "Event of Default" (as defined in the Management Agreement) by the Owner occurs.

         g. Any Owner Related Entity makes an assignment for the benefit of creditors.

         h. Any Owner Related Entity petitions or applies to any tribunal for the appointment of a trustee or receiver for itself or any substantial part of its assets or the Member and/or Owner commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect.

         i. Any petitions or applications are filed, or any proceedings are commenced, against any Owner Related Entity seeking the adjudication of it as bankrupt and such Owner Related Entity by any act indicates its admission or consent thereto, or acquiescence therein, or any order is entered appointing a trustee or receiver, or adjudicating such Owner Related Entity bankrupt or insolvent, or approving the petition in any such proceedings and such order remains unstayed or undischarged for more than sixty (60) days.

         j. Any order is entered in any proceeding against any Owner Related Entity decreeing the dissolution of such Owner Related Entity and such order remains unstayed or undischarged for more than sixty (60) days.

         k. Any judgment or order is entered in any proceedings which affects the Membership Interests, or any lien, claim or other encumbrance encumbers any thereof, other than, in the case of the Membership Interests, the interest of Brookdale created pursuant to the Operating Agreement.

11. Notice of Certain Events. Owner and each other Owner Related Entity agrees to promptly give notice to Brookdale of:

         a.     Any Default known to Owner or such other Owner Related Entity;

         b. Any notice of any default or "Event of Default" or any other notice received from the Senior Lender under the Senior Loan Documents (unless a copy of such notice is required to be delivered to Brookdale pursuant thereto);

         c. Any notice of any default or "Event of Default" or any other notice received from the Subordinate Lender under the Subordinate Loan Documents (unless a copy of such notice is required to be delivered to Brookdale pursuant thereto); and

         d. Any notice given by Owner or any other Owner Related Entity to the Senior Lender or the Subordinate Lender.

                Each notice pursuant to this Section shall be accompanied by a statement of the chief executive officer of the relevant Owner Related Entity setting forth the details of the occurrence referred to therein and, if applicable, stating what action such Owner Related Entity proposes to take with respect thereto.

12.      Appointment of Escrow Agent and Establishment of Escrow.

         a. Brookdale and the Member agree to appoint Squire, Sanders & Dempsey, LLP as Escrow Agent (in such capacity, together with any successor thereto, the "Escrow Agent") pursuant to the terms of the Escrow Agent Appointment Agreement attached hereto as Exhibit B (the "Escrow Agent Appointment Agreement").

         b. Brookdale and the Member hereby establish an escrow to hold the Assignment and to facilitate the Closing.

         c. The Escrow Agent agrees to act in accordance with the Escrow Agent Appointment Agreement and this Section.

         d. On the Closing Date, Brookdale (or its nominee) shall deliver to the Escrow Agent, (i) the Purchase Price by wire transfer of immediately available funds to an account designated by the Escrow Agent, (ii) a certificate (the "Purchase Price Certificate") of a Treasurer or an Assistant Treasurer of Brookdale, dated as of the Closing Date or a date within the preceding five (5) days, stating that (A) the Option Termination Date has not occurred, (B) in the event that Brookdale desires the Assignment to be delivered to a nominee, the name of such nominee, (C) the Purchase Price has been accurately calculated and showing such calculation, and (E) a payoff letter from the Subordinate Lender confirming that, upon receipt the amount referenced therein, the Subordinate Loan will have been paid in full in accordance with the Subordinate Loan Documents.

         e. On the Closing Date, upon receipt of the Purchase Price and the Purchase Price Certificate, the Escrow Agent shall take the following actions:

                i. Date the Assignment the Closing Date, insert the name of the "Assignee" in the preamble thereto and deliver the Assignment to Brookdale (or its nominee); and

                ii. Deliver the Purchase Price to the Member by wire transfer of immediately available funds to an account designated by the Member.

         f. In the event that Brookdale assigns its rights under this Agreement pursuant to Section 13(d) hereof, it shall so notify the Escrow Agent.

13.      Miscellaneous.
         --------------

         a. Equitable Relief. Each Owner Related Entity and Brookdale agree that money damages or other remedy at law would not alone be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by such Owner Related Entity and that, in addition to all other remedies available to Brookdale, Brookdale shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required.

         b. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or by facsimile (with answer back acknowledged) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, upon receipt with answer back acknowledged, if delivered by facsimile, three (3) business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

                If to any Owner
                Related Entities:         AH Battery Park Member, LLC
                                          c/o Alliance Holdings, Inc.
                                          723 Electronic Drive
                                          Suite 300
                                          Horsham, Pennsylvania  19044
                                          Attention: David B. Fenkell
                                          Facsimile: (610) 902-0777

                with a copy to:           Squire, Sanders & Dempsey, L.L.P.
                                          41 South High Street
                                          Columbus, Ohio 43215
                                          Attention: David Cooper, Jr.
                                          Facsimile: (614) 365-2499

                If to Brookdale:          Brookdale Living Communities of
                                            New York-BPC, Inc.
                                          c/o Brookdale Living Communities, Inc.
                                          77 West Wacker Drive
                                          Suite 4400
                                          Chicago, Illinois 60601
                                          Attention: Darryl W. Copeland, Jr.
                                          Facsimile: (312) 977-3699
                                          Attention: Robert Rudnik and
                                                       Scott Jordan
                                          Facsimile: (312) 977-3769

                A copy of any notice sent hereunder shall be sent to the Escrow Agent at Squire, Sanders & Dempsey L.L.P., 41 South High Street, Columbus, Ohio 43215, Attention: David Cooper, Jr., Facsimile:
                (614) 365-2499 (or such other address as shall be given by notice delivered hereunder).

         c. Entire Agreement. This Agreement (including the schedule and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

         d. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Brookdale may assign its rights under this Agreement without the consent of any Owner Related Entities. In the event that Brookdale assigns its rights under this Agreement, it shall so notify the other parties hereto, and references herein, including, without limitation, in
                Section 12 hereof, and in the Escrow Agent Appointment Agreement, to Brookdale shall be deemed to be references to the assignee to whom such rights have been assigned upon the execution and delivery by Brookdale and such assignee of an assignment and assumption agreement with respect to the Escrow Appointment Agreement and this Agreement and delivery of a copy thereof to each of the other parties hereto and the Escrow Agent.

         e. No Third Party Beneficiaries. This Agreement is not intended to and does not benefit or confer rights upon, and is not intended to be and is not enforceable by, any persons or entities not party to this Agreement, including, without limitation, the Senior Lender and the Subordinate Lender.

         f. Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of the parties hereto, and, in the case of any amendment to, or waiver or modification of, the provisions of Section 12 hereof, the acknowledgment and agreement of the Escrow Agent.

         g.     Section  Headings.   The  section  headings  contained  in  this
                Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         h. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         i.     Applicable   Law.  This  Agreement  shall  be  governed  by  and
                construed in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

         j. Waiver of Jury Trial. Each party hereto, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement, or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. No such party shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived unless failure to so consolidate would result in a loss of such claim.

         k. Limitation of Personal Liability. Notwithstanding any other provision of this Agreement to the contrary, (i) in no event shall any officer, director, member, partner, manager, shareholder, incorporator or agent of any Owner Related Entity be personally liable to Brookdale for any of such Owner Related Entity's obligations under this Agreement, and (ii) if the Owner defaults in connection with any representation or covenant of the Owner set forth in this Agreement, it will not create any personal liability against the Owner or any lien rights against the Property. Notwithstanding any other provision of this Agreement to the contrary, in no event shall any officer, director, member, partner, manager, shareholder, incorporator or agent of Brookdale be personally liable to any Owner Related Entity for any of Brookdale's obligations under this Agreement.

         l. Confidentiality. Owner Related Entities acknowledge that Brookdale may suffer irreparable harm if the information provided to any of the Owner Related Entities pursuant to this Agreement or this Agreement was disclosed to any third parties. Accordingly, Owner Related Entities shall keep this Agreement and all such information confidential and shall not disclose any of such information not already known to the public to any party except Owner Related Entities' lenders, attorneys, accountants and other professional advisors in connection with the transactions contemplated by this Agreement or as otherwise required by law or court order. Owner Related Entities shall endeavor to minimize the number of persons who have copies of this Agreement and shall inform each of such persons of the confidential nature thereof. The provisions of this Section 13(l) shall not prohibit any affiliate of any of the Owner Related Entities from participating in other similar transactions with parties other than Brookdale, Developer or their affiliates.


                           [Signature page to follow]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.


                              MEMBER:

                              AH Battery Park Member, LLC

                              By:  Alliance Holdings, Inc.,
                                   its sole member and manager

                                   By:  /s/ David B. Fenkell
                                        ------------------------------
                                   Name:     David B. Fenkell
                                   Its:      President


                              OWNER:

                              AH Battery Park Owner, LLC

                              By:  AH Battery  Park  Member,  LLC,
                                   its sole  member and manager

                                   By:  Alliance  Holdings,  Inc.,
                                        its sole  member and manager


                                        By:  /s/ David B. Fenkell
                                             --------------------------
                                        Name:     David B. Fenkell
                                        Its:      President


BROOKDALE:

BROOKDALE LIVING COMMUNITIES
OF NEW YORK-BPC, INC.


By:  /s/ Mark J. Schulte
     -----------------------
Name:     Mark J. Schulte
Its:      President

                                     JOINDER
                                     -------

         The undersigned hereby joins in the execution and delivery of the foregoing Agreement for the sole purpose of acknowledging and agreeing to the provisions of Section 12 thereof.


                                   SQUIRE, SANDERS & DEMPSEY, L.L.P.


                                   By:
                                        --------------------------------
                                   Name:
                                             ---------------------------

                                    EXHIBIT A


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT


         THIS AGREEMENT made as of ___________________, by and between AH BATTERY PARK MEMBER, LLC, an Ohio limited liability company ("Assignor"), and _______________________________________ ("Assignee").


                                   WITNESSETH:


         1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer, assign and convey to Assignee a one hundred percent (100%) interest (the "Interest") as Member in AH Battery Park Owner, LLC an Ohio limited liability company (the "LLC").

         2. Assignor does hereby warrant and represent that it is the sole and lawful owner of the Interest herein transferred, free of any liens, claims or encumbrances and that it has full power and authority to make such transfer.

         3. Assignee does hereby accept the foregoing assignment and agrees to become a Member of the LLC.

                                   ASSIGNOR:

                                   AH BATTERY PARK MEMBER, LLC

                                   By:  Alliance  Holdings,  Inc.,
                                        its sole member and manager


                                        By:
                                        Title:
                                        Its:


                                   ASSIGNEE:



                                   By:
                                   Title:

                                    EXHIBIT B